GUARANTY (LESSEE)

                  THIS GUARANTY (LESSEE) (this "GUARANTY (LESSEE)") is made as of December 9, 1997 by VINCAM HUMAN RESOURCES, INC.; VINCAM HUMAN RESOURCES, INC. I; VINCAM HUMAN RESOURCES, INC. II; VINCAM HUMAN RESOURCES, INC. III; VINCAM HUMAN RESOURCES, INC. IV; VINCAM HUMAN RESOURCES, INC. V; VINCAM HUMAN RESOURCES, INC. VI; VINCAM HUMAN RESOURCES, INC. XII; VINCAM HUMAN RESOURCES OF MICHIGAN, INC.; VINCAM OCCUPATIONAL HEALTH SYSTEMS, INC.; PERSONNEL RESOURCES, INC.; VINCAM INSURANCE SERVICES, INC.; VINCAM PRACTICE MANAGEMENT, INC.; AMERICAN PEDIATRIC SYSTEMS, INC.; and PSYCH/CARE, INC., each of which is a Florida corporation (collectively, the "Florida Guarantors"); VINCAM/STAFF ADMINISTRATORS, INC. (d/b/a STAFF ADMINISTRATORS, INC.), VINCAM/STAFF ADMINISTRATORS OF WESTERN COLORADO,, INC. (d/b/a STAFF ADMINISTRATORS OF WESTERN COLORADO, INC.); STAFF ADMINISTRATORS OF CO, INC.; and STAFF ADMINISTRATORS OF CALIFORNIA, INC., each of which is a Colorado corporation (collectively, the "Colorado Guarantors"); VINCAM/AMSTAFF, INC., RDM, INC., AMSTAFF PEO, INC. and AMERICAN STAFFING, INC., each of which is a Michigan corporation (collectively, the "Michigan Guarantors"); and VINCAM/STAFFING NETWORK, INC., a New Hampshire corporation (the "New Hampshire Guarantor"; the Florida Guarantors, the Colorado Guarantors, the Michigan Guarantors and the New Hampshire Guarantor being, collectively, the GUARANTORS", which term shall include any subsidiary of The Vincam Group, Inc. which becomes a Guarantor pursuant to Section 17 hereof and
Section 8.33 of the Credit Agreement referred to below ), in favor of Fleet Real Estate, Inc., and its successors and assigns, including Fleet National Bank, as Agent, for the ratable benefit of the Agent and the Lenders under the Credit Agreement referred to below.

                                    RECITALS

                  WHEREAS, Fleet Real Estate, Inc, as Lessor, has acquired fee simple title to the Site, and intends to construct on the Site a corporate headquarters building and related enhancements and improvements, which, with the Site, will comprise the Facility; and

                  WHEREAS, the Lessor has leased the Facility, to The Vincam Group, Inc. (together with any successor or permitted assign under the terms of the Credit Agreement, the Lease or any other applicable Transaction Document (as defined in Schedule 1.02 to the Credit Agreement), the "COMPANY"), pursuant to a Lease Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "LEASE"); and

                  WHEREAS, the Company, acting as the Lessor's
Acquisition/Construction Agent under an Agency, Indemnity and Support Agreement dated of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "AGENCY AGREEMENT"), will, on behalf of the Lessor, complete the construction and installation of all such enhancements and improvements on the Site and provide operations, maintenance and management support for the Facility; and

                  WHEREAS, in order to finance the acquisition of the Lessor's fee simple interest in the Site and the construction of the corporate headquarters building and related enhancements and improvements on the Site for the ultimate use and benefit of the Company in accordance with the Lease, the Company, the Lessor, Fleet National Bank, as Agent (the "AGENT"), the Lenders parties thereto and the Lessor have entered into a certain Credit and Investment Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), whereby the Company has requested that the Lenders extend certain Loans to the Lessor in an aggregate principal amount of up to $11,640,000, and that the Lessor make certain Lessor Investments in an aggregate principal amount of up to $360,000; and

                  WHEREAS, to induce the Lessor, the Agent and the Lenders to enter into the Credit Agreement, the Guaranty (Lessor), and the other Transaction Documents, the Guarantors have agreed to guarantee the obligations of the Company to the Lessor under the Credit Agreement, the Guaranty (Lessor), the Lease, the Agency Agreement and the other Transaction Documents; and

                  WHEREAS, the Lenders have agreed to extend the requested Loans and the Lessor has agreed to make the requested Lessor Investments upon the terms and conditions set forth in the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:

                  SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement or in Schedule 1.02 to the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.


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


                  SECTION 2. THE GUARANTY. The Guarantors, as primary and joint and several obligors and not merely as surety, each hereby irrevocably and unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) when due of all obligations of, and all amounts owing by, the Company (but not of the Lessor) under the Lease, the Credit Agreement, the Guaranty (Lessor), the Agency Agreement and all other Transaction Documents, including, without limitation, all obligations to pay Rent, Impositions, Taxes, Other Taxes, Support Expenses, the Termination Value where the Company has not elected to acquire the Facility by payment of the Purchase Price upon the occurrence of a Cancellation Event, the Purchase Price where the Company elects to acquire the Facility, the Final Rent Payment or the Completion Costs Payment, as applicable, upon the occurrence of a Termination Event and where the Company has not elected to acquire the Facility, and increased costs and compensation for reduced returns under Section 5.03 of the Credit Agreement, compensation under Section 5.05 of the Credit Agreement, expenses and indemnities under Section 11.03 of the Credit Agreement and Section
5.1 of the Agency Agreement and otherwise, and interest at the Default Rate in respect of overdue principal of, interest and Yield on and fees in respect of Loans and Lessor Investments, and all other amounts owing or payable of whatever nature, and the full and punctual performance when due of all obligations and agreements of the Company to or in favor of the Lessor, the Agent or the Lenders under the Lease, the Credit Agreement, the Guaranty (Lessor), the Agency Agreement and all other Transaction Documents, including, without limitation, all obligations of the Company to cause Completion to occur in accordance with the terms of the Agency Agreement and the other Transaction Documents and the Company's obligation to return the Facility to the Lessor in accordance with
Section 16 of the Lease if the Company has not elected to acquire the Facility (all of the foregoing obligations in clauses (a) and (b) above being referred to collectively as the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including reasonable attorneys' fees and expenses) incurred by the Lessor, the Agent, the Lenders and their respective successors, transferees and assigns in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantors' liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Lessor, the Agent or the Lenders but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar case or proceeding involving the Company. For purposes of determining when an obligation is "DUE" for purposes of this Guaranty, such term shall be interpreted to mean due in accordance with the terms of this Guaranty and without regard to the amendment, modification or rejection of any Guaranteed

Obligation in any bankruptcy or other reorganization case or proceeding.

                  SECTION 3. GUARANTY UNCONDITIONAL. The Guarantors guarantee that the Guaranteed Obligations will be paid and performed strictly in accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company with respect thereto. The obligations of the Guarantors under this Guaranty are independent of the Guaranteed Obligations and a separate action or actions may be brought and prosecuted against the Guarantors to enforce this Guaranty, irrespective of whether any action is brought against the Company or any of its Affiliates or whether the Company or any of its Affiliates is joined in any such action or actions. The obligations of the Guarantors hereunder shall be irrevocable, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

              a. any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under the Lease, the Credit Agreement, the Guaranty (Lessor), the Agency Agreement or any other Transaction Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

              b. any modification or amendment of or supplement to the Lease, the Credit Agreement, the Guaranty (Lessor), the Agency Agreement, any Note or any other Transaction Document;

              c. any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Company under the Lease, the Credit Agreement, the Guaranty (Lessor), the Agency Agreement, any other Transaction Document or any obligations of any other guarantor of any of the Guaranteed Obligations;

              d. any change in the corporate existence, structure or ownership of the Company, or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar case or proceeding affecting the Company, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Company, or any other guarantor of any of the Guaranteed Obligations;


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


              e. the existence of any claim, set-off or other rights which any of the Guarantors may have at any time against the Company, any other Guarantor, any other guarantor of any of the Guaranteed Obligations, the Lessor, the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

              f. any invalidity or unenforceability relating to or against the Company, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, the Guaranty (Lessor),the Agency Agreement, any other Transaction Document or any other guaranty of the Guaranteed Obligations, or any provision of applicable law or regulation purporting to prohibit the payment by the Company, any other Guarantor or any other guarantor of the Guaranteed Obligations, of amounts due under the Lease or any other amount payable by the Company under the Credit Agreement, the Guaranty (Lessor), the Agency Agreement or any other Transaction Document; or

              g. any other act or omission to act or delay of any kind by the Company, any other Guarantor, any other guarantor of the Guaranteed Obligations, the Lessor or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder, including, without limitation, any failure, omission, delay or inability on the part of the Lessor, the Agent or the Lenders to enforce, assert or exercise any right, power or remedy conferred on the Lessor, the Agent or the Lenders under the Lease, the Credit Agreement, the Guaranty (Lessor), the Agency Agreement or any other Transaction Document.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The Guarantors incorporate herein by reference as fully as if set forth herein all of the representations and warranties pertaining to the Guarantors contained in Section
7.01 of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Loan or Lessor Investment Payment under the Credit Agreement).

                  SECTION 5. COVENANTS. The Guarantors covenant that, so long as any Lender or the Lessor has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note or Lessor Investment shall


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


remain unpaid, the Guarantors will fully comply with those covenants set forth in Article VIII of the Credit Agreement pertaining to the Guarantors, and the Guarantors incorporate herein by reference as fully as if set forth herein all of such covenants.

                  SECTION 6. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. The Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments of the Lenders and the Lessor under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note, the Lessor Investment or any other amount payable by the Company under the Credit Agreement, the Guaranty (Lessor), or any other Transaction Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                  SECTION 7. WAIVER OF NOTICE BY THE GUARANTORS. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other Person. The Agent, acting on behalf of the Lessor, shall, to the extent reasonably practicable, provide prior written notice to the Guarantors of any intentional action (or, in the case of an unintentional action, such notice shall be provided upon discovery thereof by the Agent) taken by the Lessor or the Agent referred to in Section 3, PROVIDED, HOWEVER, that the failure to provide such notice shall not affect the Guarantors' obligations under this Guaranty.

                  SECTION 8. STAY OF ACCELERATION. If acceleration of the time for payment of any amount payable by the Company under the Lease, the Agency Agreement, the Credit Agreement, the Guaranty (Lessor), any Note, the Lessor Investment or any other Transaction Document is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Lease, the Agency Agreement, Credit Agreement, the Guaranty (Lessor), any Note, the Lessor Investment or any other Transaction Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Lessor.


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


                  SECTION 9. NOTICES. All notices and other communications provided for hereunder shall be in writing (including by telecopier and other readable communication) and mailed by certified mail, return receipt requested, telecopied or otherwise transmitted or delivered: if to the Guarantors, at 2850 Douglas Road, Coral Gables, Florida 33134, Attention: Elizabeth J. Keeler, General Counsel, Telecopier 305-460-2396; if to any Lender, the Agent or the Lessor, at its address set forth under its name on the signature page to the Credit Agreement; or, as to each party at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, if so mailed, telecopied or otherwise transmitted, be effective when received, if mailed, or when the appropriate answerback or other evidence of receipt is given, if telecopied or otherwise transmitted, respectively.

                  SECTION 10. NO WAIVERS. No failure or delay by the Agent or the Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Lease, the Agency Agreement, the Credit Agreement, the Guaranty (Lessor), the Notes and the other Transaction Documents shall be cumulative and shall not be exclusive of any other rights or remedies provided by law.

                  SECTION 11. SUCCESSORS AND ASSIGNS. This Guaranty (Lessee) is for the benefit of the Lessor and its successors and assigns, including the Agent, for the ratable benefit of the Lenders. In the event of an assignment of any amounts payable under the Lease, the Agency Agreement, the Credit Agreement, the Guaranty (Lessor), the Notes, the Lessor Investment or the other Transaction Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty (Lessee) may not be assigned by the Guarantor without the prior written consent of the Lessor, the Agent and each Lender and shall be binding upon the Guarantor and its successors and permitted assigns.

                  SECTION 12. CHANGES IN WRITING. Neither this Guaranty (Lessee) nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors, the Lessor, the Agent and the Lenders.

                  SECTION 13.  GOVERNING LAW; SUBMISSION TO JURISDICTION.

                  (A) THIS GUARANTY (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE


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


WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

                  (B) EACH OF THE GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY AND ANY APPELLATE COURT FROM ANY THEREOF IN ANY ACTION OR PROCEEDING BY THE AGENT OR ANY PARTICIPANT IN RESPECT OF, BUT ONLY IN RESPECT OF, ANY CLAIMS OR CAUSES OF ACTION ARISING OUT OF OR RELATING TO THIS GUARANTY (LESSEE) OR THE OTHER TRANSACTION DOCUMENTS (SUCH CLAIMS AND CAUSES OF ACTION, COLLECTIVELY, BEING "PERMITTED CLAIMS"), AND THE GUARANTORS HEREBY IRREVOCABLY AGREE THAT ALL PERMITTED CLAIMS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT. EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY AFOREMENTIONED COURT IN RESPECT OF PERMITTED CLAIMS. EACH OF THE GUARANTORS HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AGENT TO RECEIVE ON BEHALF OF SUCH GUARANTOR AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED BY THE LESSOR, THE AGENT OR THE LENDERS IN ANY SUCH ACTION OR PROCEEDING IN ANY AFOREMENTIONED COURT IN RESPECT OF PERMITTED CLAIMS. SUCH SERVICE MAY BE MADE BY DELIVERING A COPY OF SUCH PROCESS TO THE COMPANY BY COURIER AND BY CERTIFIED MAIL (RETURN RECEIPT REQUESTED), FEES AND POSTAGE PREPAID, BOTH (I) IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS AND (II) AT EACH GUARANTOR'S ADDRESS SPECIFIED PURSUANT TO SECTION 9, AND EACH GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE GUARANTORS AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  (C) NOTHING IN THIS SECTION 13: (I) SHALL AFFECT THE RIGHT OF THE LESSOR, ANY LENDER OR THE AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY RIGHT OTHERWISE EXISTING OF THE LESSOR, ANY LENDER OR THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTORS OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS OR (II)

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

SHALL BE DEEMED TO BE A GENERAL CONSENT TO JURISDICTION IN ANY PARTICULAR COURT OR A GENERAL WAIVER OF ANY DEFENSE OR A CONSENT TO JURISDICTION OF THE COURTS EXPRESSLY REFERRED TO IN SUBSECTION (A) ABOVE IN ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION OTHER THAN PERMITTED CLAIMS.

                  SECTION 14. TAXES, ETC. All payments required to be made by the Guarantors hereunder shall be made without set-off or counterclaim and free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority as required pursuant to Section 4.06 of the Credit Agreement.

                  SECTION 15. SUBROGATION. Each of the Guarantors hereby agrees that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty (Lessee) or the Contribution Agreement, by any payment made hereunder or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Lessor, the Agent and the Lenders and shall forthwith be paid to the Lessor to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

                  SECTION 16. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE LESSOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR TO DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT OR UNDER AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY (LESSEE) OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 17. ADDITIONAL GUARANTORS. Section 8.33 of the Credit Agreement provides that Subsidiaries must become Guarantors by, among other things, executing and delivering to the Agent a counterpart of this Guaranty (Lessee) and of the Contribution Agreement. Any Subsidiary which executes and delivers to the Agent a counterpart of this Guaranty (Lessee) and of the Contribution Agreement shall be a Guarantor for all purposes hereunder.

                  IN WITNESS WHEREOF, the Guarantors have caused this Guaranty (Lessee) to be duly executed by its authorized officer as of the date first above written.

                                       VINCAM HUMAN RESOURCES, INC.
                                       VINCAM HUMAN RESOURCES, INC. I
                                       VINCAM HUMAN RESOURCES, INC. II
                                       VINCAM HUMAN RESOURCES, INC. III
                                       VINCAM HUMAN RESOURCES, INC. IV
                                       VINCAM HUMAN RESOURCES, INC. V
                                       VINCAM HUMAN RESOURCES, INC. VI
                                       VINCAM HUMAN RESOURCES, INC. XII
                                       VINCAM HUMAN RESOURCES OF MICHIGAN, INC.
                                       VINCAM OCCUPATIONAL HEALTH SYSTEMS, INC.
                                       PERSONNEL RESOURCES, INC.
                                       VINCAM INSURANCE SERVICES, INC.
                                       VINCAM PRACTICE MANAGEMENT, INC.
                                       AMERICAN PEDIATRIC SYSTEMS, INC.
                                       PSYCH/CARE, INC.
                                       VINCAM/STAFF ADMINISTRATORS, INC.
                                            d/b/a STAFF ADMINISTRATORS, INC.)
                                       VINCAM/STAFF ADMINISTRATORS OF
                                            WESTERN COLORADO,, INC. (d/b/a
                                            STAFF ADMINISTRATORS OF
                                            WESTERN COLORADO, INC.)
                                        STAFF ADMINISTRATORS OF CO, INC.
                                        STAFF ADMINISTRATORS OF CALIFORNIA, INC.
                                        VINCAM/AMSTAFF, INC.
                                        RDM, INC.
                                        AMSTAFF PEO, INC.
                                        AMERICAN STAFFING, INC.
                                        VINCAM/STAFFING NETWORK, INC.

                                        By: /s/ ELIZABETH J. KEELER
                                            ----------------------------------
                                        Name: Elizabeth J. Keeler
                                        Title: Vice President


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